REGISTRATION RIGHTS AGREEMENT

            This Registration Rights Agreement (this "Agreement") is made and entered into as of May 18, 2005, by and among Robert Petty, chief executive officer (the "Executive") of ROO Group, Inc., a Delaware corporation (the "Company"), and the Company, on the one hand, and the purchasers listed on
Schedule I hereto (the "Purchasers"), on the other hand.

            This Agreement is being entered into pursuant to certain separate secured convertible promissory notes dated as of the date hereof issued by the Executive to the Purchasers in the aggregate principal amount of up to $600,000 (the "Notes"), which funds will then be loaned by the Executive to the Company.

            The Executive and the Purchasers hereby agree as follows:

      1.    Definitions.

            Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Notes. As used in this Agreement, the following terms shall have the following meanings:

            "Advice" shall have meaning set forth in Section 3(m).

            "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

            "Board" shall have meaning set forth in Section 3(n).

            "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.

            "Closing Date" means the date of the closing of the purchase and sale of the Notes.

            "Commission" means the Securities and Exchange Commission.

            "Common Stock" means the Company's common stock, par value $.0001 per share.

            "Effectiveness Date" means with respect to the Registration Statement the earlier of the two hundred tenth (210th) day following the Closing Date or the date which is within three (3) Business Days of the date on which the Commission informs the Company that the Commission (i) will not review the Registration Statement or (ii) that the Company may request the acceleration of the effectiveness of the Registration Statement and the Company makes such request.

            "Effectiveness  Period"  shall have the meaning set forth in Section
2.

            "Event" shall have the meaning set forth in Section 7(d).

            "Event Date" shall have the meaning set forth in Section 7(d).

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Filing Date" means the one hundred eightieth (180th) day following the Closing Date.

            "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

            "Indemnified  Party"  shall  have the  meaning  set forth in Section
5(c).

            "Indemnifying  Party"  shall have the  meaning  set forth in Section
5(c).

            "Losses" shall have the meaning set forth in Section 5(a).

            "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

            "Proceeding"  means  an  action,   claim,  suit,   investigation  or
proceeding   (including,   without  limitation,   an  investigation  or  partial
proceeding, such as a deposition), whether commenced or threatened.

            "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

            "Registrable Securities" means the shares of Common Stock issuable upon conversion of the Notes issued to the Purchasers, including shares of Common Stock that may be issued as interest payments under the Notes.

            "Registration Statement" means the registration statements and any additional registration statements contemplated by Section 2, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.


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

            "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "Rule 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Special Counsel" means one special counsel to the Holders, for which the Holders will be reimbursed by the Executive pursuant to Section 4.

      2.    Resale Registration.

            On or prior to the Filing Date the Executive shall use his best efforts to cause the Company to prepare and file with the Commission a "resale" Registration Statement providing for the resale of all Registrable for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form SB-2 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the rules promulgated thereunder). The Executive shall use his best efforts to cause the Company to use its reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the date on which the Registrable Securities may be sold without any restriction pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect (the "Effectiveness Period").

      3.    Registration Procedures.

            In  connection   with  the  Executive's   registration   obligations
hereunder, the Executive shall use his best efforts to cause the Company to:


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

            (a) Prepare and file with the Commission on or prior to the Filing Date, a Registration Statement on Form SB-2 (or if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2 such registration shall be on another appropriate form in accordance with the Securities Act and the rules promulgated thereunder) in accordance with the method or methods of distribution thereof as specified by the Holders (except if otherwise directed by the Holders), and use its reasonable best efforts to cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than five (5) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated therein by reference), the Company shall (i) furnish to the Holders and any Special Counsel, copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) will be subject to the review of such Holders and such Special Counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of Special Counsel, to conduct a reasonable investigation within the meaning of the Securities Act. Unless otherwise advised by outside counsel to the Company, the Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities or any Special Counsel shall reasonably object in writing within three (3) Business Days of their receipt thereof.

            (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements as necessary in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as possible, but in no event later than fifteen (15) Business Days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the
Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

            (c) Notify the Holders of Registrable  Securities to be sold and any
Special Counsel as promptly as possible (and, in the case of (i)(A) below, not less than five (5) days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.


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

            (d) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

            (e) If requested by the Holders of a majority in interest of the Registrable Securities, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

            (f) Furnish to each Holder and any Special Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

            (g) Promptly deliver to each Holder and any Special Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

            (h) Prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling
Holders and any Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.


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

            (i) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free of all restrictive legends (provided that the issuance of such unlegended certificates is in compliance with applicable securities laws), and to enable such Registrable Securities to be in such denominations and registered in such names as any Holder may request in writing at least two (2) Business Days prior to any sale of Registrable Securities.

            (j) Upon the occurrence of any event contemplated by Section 3(c)(vi), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (k) Use its reasonable best efforts to cause all Registrable Securities relating to the Registration Statement to be listed on the OTC Bulletin Board or any other securities exchange, quotation system or market, if any, on which similar securities issued by the Company are then listed or traded as and when required pursuant to the Notes.

            (l) Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 50 days after the end of any 3-month period (or 100 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.

            (m) The Company may require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

            If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.


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

            Each Holder covenants and agrees that (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in
Section 3(g) and notice from the Executive that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by
Section 3(c) and (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.

            Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v), 3(c)(vi) or 3(n), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

            (n) If (i) there is material non-public information regarding the Company which the Company's Board of Directors (the "Board") reasonably determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company's best interest to disclose, then the Company may (x) postpone or suspend filing of a registration statement for a period not to exceed 30 consecutive days or
(y) postpone or suspend effectiveness of a registration statement for a period not to exceed 20 consecutive days; provided that the Executive will use its best efforts to ensure that the Company does not postpone or suspend effectiveness of a registration statement under this Section 3(n) for more than 45 days in the aggregate during any 360 day period; provided, however, that no such postponement or suspension shall be permitted for consecutive 20 day periods arising out of the same set of facts, circumstances or transactions.

      4.    Registration Expenses.

            All fees and expenses incident to the performance of or compliance with this Agreement by the Executive or the Company, except as and to the extent specified in this Section 4, shall be borne by the Executive or the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the OTC Bulletin Board and each other securities exchange or market on which Registrable Securities are required hereunder to be listed, (B) with respect to filing fees required to be paid to the National Association of Securities Dealers, Inc. and the NASD Regulation, Inc. and (C) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the Holders of a majority of Registrable Securities may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Executive and Special Counsel for the Holders, in the case of the Special Counsel, up to a maximum amount of $2,500, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Executive or the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company's independent public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters). In addition, the Executive or the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.


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

      5.    Intentionally Omitted.

      6.    Rule 144.

            As long as any Holder owns any Registrable Securities, the Executive shall use his best efforts to cause the Company to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to
Section 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings. As long as any Holder owns any Registrable Securities, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, the Executive will use his best efforts to cause the Company to prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Executive further covenants to use his best efforts to cause the Company to take such further action as any Holder may reasonably request in writing, all to the extent required from time to time to enable such Person to sell the shares of Common Stock issuable upon conversion of the Notes without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions relating to such sale pursuant to Rule 144.


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

      7.    Miscellaneous.

            (a) Remedies. In the event of a breach by the Executive or by a Holder, of any of their obligations under this Agreement, each Holder or the Executive, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Executive and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

            (b) Intentionally Omitted.

            (c) Intentionally Omitted.

            (d) Failure to File Registration Statement and Other Events. The Executive and the Purchasers agree that the Purchasers will suffer damages if the Registration Statement is not filed on or prior to the Filing Date and not declared effective by the Commission on or prior to the Effectiveness Date and maintained in the manner contemplated herein during the Effectiveness Period or if certain other events occur. The Executive and the Holders further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (A) the Registration Statement is not filed on or prior to the Filing Date, or (B) the Registration Statement is not declared effective by the Commission on or prior to the Effectiveness Date, or (C) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act within three (3) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review, or (D) the Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities at any time prior to the expiration of the Effectiveness Period, without being succeeded promptly by a subsequent Registration Statement filed with and declared effective by the Commission, or (E) the Company has breached Section 3(n), or (F) trading in the Common Stock shall be suspended or if the Common Stock is delisted from the OTC Bulletin Board for any reason for more than three (3) Business Days in the aggregate (any such failure or breach being referred to as an "Event," and for purposes of clauses (A) and (B) the date on which such Event occurs, or for purposes of clause (C) the date on which such three Business Day period is exceeded, or for purposes of clause (D) after more than fifteen Business Days, or for purposes of clause (F) the date on which such three Business Day period is exceeded, being referred to as "Event Date"), the Executive shall pay an amount as liquidated damages to each Holder equal to two percent (2%) per calendar month or portion thereof of the Holder's initial investment in the Notes from the Event Date until the applicable Event is cured; provided, that, liquidated damages upon the occurrence of an Event shall be payable at the Executive's option in cash or shares of Common Stock. Notwithstanding anything to the contrary in this paragraph (e), if (i) any of the Events described in clauses (A), (B) or (C) shall have occurred, (II) on or prior to the applicable Event Date, the Company shall have exercised its rights under Section 3(n) hereof and (III) the postponement or suspension permitted pursuant to such Section 3(n) shall remain effective as of such applicable Event Date, then the applicable Event Date shall be deemed instead to occur on the second Business Day following the termination of such postponement or suspension. If the Executive elects to pay in shares of Common Stock, the number of such shares of Common Stock to be issued to the Holders pursuant to this paragraph (e) shall be based on the liquidated damage amount divided by the average of the volume weighted average price of the Common Stock for the ten
(10) trading days prior to such Event Date and shall be issuable promptly upon receipt by the Executive of a written demand from a Holder made on or after the Event Date.

            (e) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Executive and the Holders of a majority of the Registrable Securities outstanding.

            (f) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., New York City time, on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., New York City time, on any date and earlier than 11:59 p.m., New York City time, on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to each Holder at its address set forth under its name on Schedule I attached hereto, or with respect to the Executive, addressed to:

                                    Robert Petty
                                    c/o Roo Group, Inc.
                                    62 White Street, Suite 3A
                                    New York, New York 10013
                                    Tel. No.: (646) 352-0260
                                    Fax No.:  (646) 619-4074

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice. Copies of notices to each Holder shall be sent to Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York, 10036,
Attention: Christopher S. Auguste, Tel. No.: (212) 715-9100, Fax No.: (212) 715-8000.

            (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and assigns. The Executive may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of each Holder. Each Purchaser may assign its rights hereunder in the manner and to the Persons as permitted under this Agreement or the Notes.

            (h) Assignment of Registration Rights. The rights of each Holder hereunder, including the right to have the Executive use its best efforts to cause the Company to register for resale Registrable Securities in accordance with the terms of this Agreement, shall be assignable by each Holder to any Affiliate of such Holder or any other Holder or Affiliate of any other Holder of all or a portion of the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Executive or the Company within a reasonable time after such assignment, (ii) the Executive or the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Executive or the Company receives the written notice contemplated by clause
(ii) of this Section, the transferee or assignee agrees in writing with the Executive or the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Notes. In addition, each Holder shall have the right to assign its rights hereunder to any other Person with the prior written consent of the Executive, which consent shall not be unreasonably withheld. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

            (i) Reverse Stock Split. The Executive shall use its best efforts to cause the Company to effect a reverse stock split of the Common Stock within one hundred eighty (180) days of the date of this Agreement at the appropriate ratio to effectuate a price of at least $1.00 per share.

            (j) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

            (k) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

            (l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

            (m) Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            (n) Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

            (o) Shares Held by the Company and its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an affiliate solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

                                       /s/ Robert Petty
                                      ------------------------------------------
                                      Robert Petty

                                      ROO GROUP, INC.:

                                      By: /s/ Robin Smyth
                                         ---------------------------------------
                                      Name:  Robin Smyth
                                      Title: Chief Financial Officer


                                      PURCHASER:


                                      By:
                                         ---------------------------------------
                                          Name:
                                          Title:

                                   Schedule I
                               List of Purchasers




                                      -14-